    As filed with the Securities and Exchange Commission on March 27, 2000

                                                      Registration No. 333-30746
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                       POSTEFFECTIVE AMENDMENT NO. 1 TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                --------------


                       National Commerce Bancorporation
            (Exact name of registrant as specified in its charter)


          Tennessee                             6711                      62-0784645
(State or other jurisdiction of      (Primary Standard Industrial       (I.R.S. Employer
incorporation or organization)       Classification Code Number)      Identification Number

                                           One Commerce Square
                                         Memphis, Tennessee 38150
                                              (901) 523-3434

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            CHARLES A. NEALE, ESQ.
                      VICE PRESIDENT AND GENERAL COUNSEL
                       NATIONAL COMMERCE BANCORPORATION
                             ONE COMMERCE SQUARE
                           MEMPHIS, TENNESSEE 38150
                                (901) 523-3371
   (Name, address, including zip code, and telephone number, including area code, of agent for service) with copies to:

      JOHN A. GOOD, ESQ.                                  EDWARD C. WINSLOW, ESQ.
   Bass, Berry & Sims PLC                   Brooks, Pierce, McLendon, Humphrey & Leonard, L.L.P.
100 Peabody Place, Suite 950                     2000 Renaissance Plaza, 230 North Elm Street,
  Memphis, Tennessee 38103                               P.O. Box 26000 (27420)
  Telephone: (901) 543-5901                         Greensboro, North Carolina 27401
  Facsimile: (888) 543-4644                            Telephone: (336) 373-8850
E-Mail: jgood@bassberry.com                            Facsimile: (336) 378-1001
                                                   E-Mail: ewinslow@brookspierce.com

                                --------------

Approximate date of commencement of proposed sale to the public: As soon as practicable following the effectiveness of this Registration Statement.

     If any securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                                --------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                               EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 (Registration No. 333-30746) includes supplemental information that was mailed to the shareholders of Piedmont Bancorp, Inc. on or about March 24, 2000 in connection with the Special Meeting of Piedmont shareholders to be held March 31, 2000.

                       NATIONAL COMMERCE BANCORPORATION

                           SUPPLEMENTAL INFORMATION
                        FOR PROXY STATEMENT/PROSPECTUS

                             DATED MARCH 27, 2000

     The Registrant has supplemented the information contained in the proxy statement/prospectus dated March 31, 2000 provided to the shareholders of Piedmont Bancorp, Inc. in connection with the special meeting of the Piedmont shareholders to be held March 31, 2000 to approve the merger of Piedmont with and into NCBC. On March 24, 2000 NCBC filed a Supplement to Proxy Statement/Prospectus which was distributed by express courier to the record owners of Piedmont common stock on or about that date. A copy of the supplement is attached hereto as Exhibit 99.1. The proxy statement/prospectus also constitutes a prospectus for the offer and sale of shares of NCBC common stock to be received by Piedmont shareholders upon consummation of the merger.

     Separately, since the date of the proxy statement/prospectus, NCBC has filed the following reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

 . Current Report on Form 8-K dated March 20, 2000 containing the press release announcing the execution of a merger agreement between NCBC and CCB
   Financial Corporation, filed with the Commission on March 21, 2000.

 . Definitive Proxy Statement on Schedule 14A in connection with the NCBC annual meeting of shareholders to be held April 26, 2000, filed with the Commission on March 23, 2000.

 .  Amendment to Current Report on Form 8-K/A dated March 20, 2000 containing
   Agreement and Plan of Merger between NCBC and CCB dated as of March 17, 2000 and Stock Option Agreement between NCBC and CCB dated as of March 17, 2000, filed with the Commission on March 24, 2000.

 .  Annual Report on Form 10-K, filed with the Commission on March 27, 2000.

 . Current Report on Form 8-K dated March 27, 2000 containing audited financial statements of CCB Financial Corporation as required by Rule 3-05 of Regulation S-X and unaudited condensed combined pro forma financial information as required by Article 11 of Regulation S-X.

Each of the foregoing has been incorporated by reference into the proxy statement/prospectus.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on March 24, 2000.

                                   National Commerce Bancorporation


                                   By: /s/ Thomas M. Garrott
                                       ------------------------------------
                                       Thomas M. Garrott
                                       Chairman of the Board, President and
                                       Chief Execution Officer

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                                 Title                            Date
         ---------                                 -----                            ----

    /s/ Thomas M. Garrott
-------------------------------    Chairman of the Board, President and Chief    March 24, 2000
      Thomas M. Garrott            Executive Officer (Principal Executive
                                   Officer) and Director

    /s/ Lewis E. Holland
--------------------------------   Vice Chairman, Treasurer and Chief            March 24, 2000
       Lewis E. Holland            Financial Officer (Principal Financial
                                   Officer and Principal Accounting Officer)
                                   and Director
     /s/ Mark A. Wendel
-------------------------------    Accounting Officer (Principal Accounting      March 24, 2000
        Mark A. Wendel             Officer)

              *
-------------------------------    Director                                      March 24, 2000
      Frank G. Barton, Jr.


              *
-------------------------------    Director                                      March 24, 2000
      R. Grattan Brown, Jr.

              *
-------------------------------    Director                                      March 24, 2000
    Bruce E. Campbell, Jr.


              *
-------------------------------    Director                                      March 24, 2000
      John D. Canale, III


         Signature                                 Title                             Date
         ---------                                 -----                             ----

               *
-------------------------------    Director                                      March 24, 2000
    James H. Daughdrill, Jr.

               *
-------------------------------    Director                                      March 24, 2000
  Thomas C. Farnsworth, Jr.


-------------------------------    Director                                      ________, 2000
         R. Lee Jenkins


-------------------------------    Director                                      ________, 2000
      W. Neely Mallory, Jr.

               *
-------------------------------    Director                                      March 24, 2000
     James E. McGehee, Jr.

               *
-------------------------------    Director                                      March 24, 2000
     Phillip H. McNeill, Sr.

               *
-------------------------------    Director                                      March 24, 2000
     Harry J. Phillips, Sr.



-------------------------------    Director                                      ________, 2000
       J. Bradbury Reed


               *
-------------------------------    Director                                      March 24, 2000
      William R. Reed, Jr.


               *
-------------------------------    Director                                      March 24, 2000
       G. Mark Thompson


*By:   /s/ Charles E. Neale
    ----------------------------
          Charles E. Neale
         As Attorney-in-Fact

Item 21.  Exhibits and Financial Statement Schedules

     The following exhibits are filed as part of this Post-Effective Amendment No. 1 to the Registration Statement or are incorporated by reference herein:

23.1  Consent of Ernst & Young LLP (filed herewith)

23.2  Consent of KPMG Peat Marwick LLP (filed herewith)

23.3  Consent of KPMG Peat Marwick LLP (filed herewith)

99.1 Form of Piedmont Proxy (incorporated by reference to Registration Statement on Form S-4, Registration No. 333-30746 as filed with the Commission on February 18, 2000)

99.2 Supplement to Proxy Statement/Prospectus, dated March 23, 2000 (filed herewith)